SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported)

JANUARY 13, 2003

Halliburton Company
(Exact name of registrant as specified in its charter)

State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

Delaware	1-3492	75-2677995

4100 Clinton Drive
Houston, Texas 77020-6299
(Address of principal executive offices)

Registrant's telephone number,
including area code - 713-676-3011

     INFORMATION TO BE INCLUDED IN REPORT

Item 9 Regulation FD Disclosure

     On January 3, 2003 registrant filed a Regulation FD Item 9 disclosure announcing that Halliburton was hosting an analyst and investor meeting on Monday, January 13, 2003. As part of the meeting, the following information is being presented and is being filed contemporaneously with the meeting.

     Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at www.halliburton.com.

Analyst and Investor Meeting January 2003

All statements contained in this presentation, as well as oral statements made by Halliburton's officers, directors or employees acting on our behalf, that are not statements of historical fact, constitute "forward-looking statements" made in reliance of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to projected earnings and valuations of Halliburton. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Halliburton to be materially different from the historical results or from any future results expressed or implied by our forward-looking statements. Although Halliburton believes that its expectations are based on reasonable assumptions, we can give no assurance that our goals will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements in this presentation and elsewhere include, among other things, overall demand for Halliburton's products and services, changes in the prices of and demand for oil and gas, political and social issues in the counties in which we do business and currency fluctuations. In particular, current and projected oil and gas prices directly affect customers' spending levels and their related purchases of the company's products and services. Please see Halliburton's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002, for a more complete discussion of such risk factors. Because the information in this presentation is based solely on data currently available, it is subject to change and should not be viewed as assurance regarding Halliburton's future performance. Halliburton does not undertake to update such information as a result of changes.

Agenda Strategic direction Business outlook Asbestos settlement process Valuation implications

Strategic Direction Managing business through asbestos diversion Highest margins "Boom or Bust" Technology leadership Changing E&C risk profile Strategic dispositions Company reorganization Market share leadership Strengthening management team

Global Leadership 82,000 employees $9.2 billion YTD 9/30/02 revenues 400+ locations Over 100 countries

Organizational Structure HALLIBURTON KBR ESG Baroid Drilling Fluids Production Enhancement Integrated Solutions Wellstream Logging Subsea 7 Landmark Onshore Operations Government Operations Operations & Maintenance Offshore Operations Infrastructure Tools, Testing, and Perforating Completion Products & Services Cementing Security DBS Drill Bits Sperry-Sun Directional Drilling 2003 estimated cost savings $200 million

Strengthening Leadership Dave Lesar Chairman, President & CEO TBA Chief Operating Officer John Gibson CEO Energy Service Group Randy Harl CEO KBR Bert Cornelison General Counsel Doug Foshee CFO Lew Watts Vice President Integrated Solutions Tim Probert Senior Vice President Drilling and Formation Evaluation Recent Additions David Swindle Vice President Government Ops Recent Addition

Market Leadership ESG1 E&C2 Geo Science, Software #1 51% 3 Services Cementing #1 Production Enhancement #1 Sand Control #1 33% 2 Completions #2 30% 4 Drilling Fluids #2 27% Directional Drilling/LWD #2 24% Casing Products #2 26% Production Testing #2 24% LNG/GTL #1 >50% Olefins #1 35% Government projects #1 11%5 Ammonia #2 30% Offshore O&M #2 >25% Market Market Product Line Position Share Market Market Product Line Position Share 1) Source: Spears & Associates Oilfield Market Report 2002 unless other wise noted 2) Source: Halliburton estimates 3) Pohlman International, Inc. 2001 Report 4) Excludes JV revenue 5) National Priorities Support Services 36% #1 and #2 positions represent over 75% of ESG revenues

Margins: Closing the Gap 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 US Rig Count 770 842 980 1073 1139 1237 1241 1004 818 806 853 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 HAL - ESG 0.043 0.081 0.093 0.106 0.109 0.137 0.156 0.137 0.097 0.096 0.133 SLB - OFS 0.121 0.137 0.158 0.171 0.173 0.181 0.19 0.176 0.166 0.155 0.134 BHI - OFS 0.095 0.133 0.127 0.143 0.149 0.171 0.182 0.182 0.142 0.138 0.154 US Rig Count Note: SLB and BHI exclude SEMA and Bird Machine Co. respectively. All company's margins exclude pro forma items disclosed in the respective press releases.

Return on Average Capital Employed 1999-2001 Average Halliburton 0.104 Schlumberger 0.057 Baker Hughes 0.05

Business Outlook Business environment Growing market opportunities Barracuda Caratinga Government operations Recent project awards

Global Settlement Process/timeline Precedents Insurance recovery process Financing Project milestones Valuation implications

Global Settlement

New Claims Filed 1993 25000 1994 27000 1995 29000 1996 31000 1997 33000 1998 36400 1999 46400 2000 45000 2001 75000 9/30/02 YTD 72000

Total Claims Outstanding 1998 70500 1999 107650 2000 117000 2001 274000 9/30/2002 328000

Relative Stock Price Performance Halliburton Co. Peer Composite 6/28/2001 100 100 6/29/2001 95.7761635727737 100.360588556254 7/2/2001 91.8751681463546 96.7384043920213 7/3/2001 91.6061339790153 97.1973569611476 7/4/2001 91.6061339790153 97.1973569611476 7/5/2001 91.3101963949421 98.0439100113693 7/6/2001 89.2386333064299 98.874822944657 7/9/2001 88.2432068872747 94.4662913749448 7/10/2001 89.561474307237 94.0259819102275 7/11/2001 89.3731503900995 92.8821456218027 7/12/2001 85.4721549636804 88.3730148898346 7/13/2001 86.4944847995695 90.2173285516412 7/16/2001 81.7863868711326 84.2062937459501 7/17/2001 82.4858757062147 85.6835703802915 7/18/2001 83.4274952919021 87.1563771935426 7/19/2001 84.880279795534 89.447466539172 7/20/2001 90.7721280602637 94.5330495039868 7/23/2001 90.5030938929244 94.8501121537912 7/24/2001 87.2746838848534 91.4184943676467 7/25/2001 92.1442023136938 95.6351146690427 7/26/2001 95.5071294054345 96.4302115989983 7/27/2001 97.12133440947 97.2268579468826 7/30/2001 98.0629539951574 97.8636988462039 7/31/2001 94.1888619854721 94.9173153693004 8/1/2001 92.6822706483723 91.7028154994478 8/2/2001 95.4802259887006 93.1262468001239 8/3/2001 94.592413236481 91.4719162707226 8/6/2001 94.969061070756 91.2461059546891 8/7/2001 95.1304815711595 88.731006148032 8/8/2001 90.1264460586494 83.9581895344793 8/9/2001 86.0909335485607 84.5531928529699 8/10/2001 84.7457627118644 86.0197268117692 8/13/2001 82.8625235404896 85.4737387698837 8/14/2001 82.1630347054076 87.0853723995692 8/15/2001 88.3508205542104 94.1515659423792 8/16/2001 86.8980360505784 91.8696293602382 8/17/2001 85.8757062146893 90.76085855947 8/20/2001 84.6919558783966 88.8969814341953 8/21/2001 86.2254506322303 89.9898521542273 8/22/2001 84.5843422114609 89.8616892378395 8/23/2001 82.9701372074253 87.8966839453526 8/24/2001 83.6158192090396 87.6147855749612 8/27/2001 84.2076943771859 88.4606542528633 8/28/2001 81.9209039548022 86.8687452398843 8/29/2001 81.1138014527845 86.0667453884149 8/30/2001 75.3295668549906 82.39985735366 8/31/2001 74.9529190207156 83.1784901051431 9/3/2001 74.9529190207156 83.1784901051431 9/4/2001 77.6432606941082 85.7314169740463 9/5/2001 78.046811945117 85.2427092005954 9/6/2001 78.5848802797955 86.5237574163627 9/7/2001 76.0828625235405 85.1965629814376 9/10/2001 77.2935162765671 85.8353309775408 9/11/2001 77.2935162765671 85.8353309775408 9/12/2001 77.2935162765671 85.8353309775408 9/13/2001 77.2935162765671 85.8353309775408 9/14/2001 77.2935162765671 85.8353309775408 9/17/2001 71.6976055959107 82.9065759706346 9/18/2001 65.9133709981168 77.4358824198909 9/19/2001 60.9362389023406 70.6818373845421 9/20/2001 58.0037664783427 68.5302643369932 9/21/2001 60.7479149852031 72.2340845317946 9/24/2001 57.0352434759214 67.9073081390926 9/25/2001 53.968253968254 64.7846537492313 9/26/2001 52.9997309658327 62.9993429961613 9/27/2001 56.2281409739037 65.4787547966738 9/28/2001 60.6672047350013 69.7288970263375 10/1/2001 58.9184826472962 68.4488540289765 10/2/2001 57.6271186440678 69.2723123149754 10/3/2001 60.075329566855 70.3479030401503 10/4/2001 63.8956147430724 74.5927566584989 10/5/2001 62.9001883239171 74.1726095458349 10/8/2001 64.7027172450901 74.4430052197047 10/9/2001 65.3214958299704 75.5774042870248 10/10/2001 69.8143664245359 79.5208716705708 10/11/2001 69.2493946731235 78.9104071548589 10/12/2001 68.1732580037665 79.0171565119679 10/15/2001 66.1016949152542 76.2847210833699 10/16/2001 66.908797417272 78.2400438753814 10/17/2001 65.5367231638418 79.5283707509429 10/18/2001 62.0123755716976 76.7653190651674 10/19/2001 64.5682001614205 79.2863045085542 10/22/2001 66.0478880817864 81.9198258411632 10/23/2001 66.8818940005381 83.2280245306127 10/24/2001 67.1240247511434 82.3328396740876 10/25/2001 73.5808447672854 88.6356334464236 10/26/2001 75.1143395211192 93.4108003201687 10/29/2001 74.7914985203121 93.1553041162464 10/30/2001 70.8905030938929 89.1268273101315 10/31/2001 66.4245359160613 87.5690078631315 11/1/2001 64.5143933279526 88.6147804319371 11/2/2001 62.8463814904493 86.1217558520524 11/5/2001 60.774818401937 83.9674193841146 11/6/2001 58.4342211460856 83.3734306708521 11/7/2001 59.5910680656443 86.5409134918047 11/8/2001 61.1245628194781 88.8485845865848 11/9/2001 61.2321764864138 91.899237426869 11/12/2001 61.3128867366155 92.1315966212731 11/13/2001 61.877858488028 93.1753826160605 Mississippi jury award First Texas award Harbison-Walker notice Maryland and second Texas awards Note: Peer group composite consists of SLB, BHI, BJS, WFT and SII.

Relative Valuation Current Year P/E Halliburton Co. Peer Composite 6/28/2001 29.5 23.51917648174 6/29/2001 27.3846153846154 23.723309044357 7/2/2001 26.2692307692308 22.9550792922484 7/3/2001 26.1923076923077 23.0916599891507 7/4/2001 26.1923076923077 23.0916599891507 7/5/2001 26.1076923076923 23.2866701307094 7/6/2001 25.5153846153846 23.447303980574 7/9/2001 25.2307692307692 22.4774238829886 7/10/2001 25.6076923076923 22.3696041700632 7/11/2001 25.5538461538462 22.0768886973279 7/12/2001 24.4384615384615 21.092032480323 7/13/2001 24.7307692307692 21.5279119518099 7/16/2001 23.3846153846154 20.1827659088077 7/17/2001 23.5846153846154 20.4966264860483 7/18/2001 23.8538461538462 20.857607890533 7/19/2001 24.2692307692308 21.4270713267398 7/20/2001 25.9538461538462 22.5994933093047 7/23/2001 25.8769230769231 22.6957268843888 7/24/2001 24.9538461538462 21.9539340526958 7/25/2001 26.3461538461538 22.9007968827845 7/26/2001 27.3076923076923 23.0760044178342 7/27/2001 27.7692307692308 23.3198849934543 7/30/2001 28.0384615384615 23.4321447875512 7/31/2001 26.9307692307692 22.6520645346841 8/1/2001 26.5 21.9015885651022 8/2/2001 27.3 22.2211973614629 8/3/2001 27.0461538461539 21.8481161148067 8/6/2001 27.1538461538462 21.7867471803959 8/7/2001 27.2 21.2404243554418 8/8/2001 25.7692307692308 20.1121373171162 8/9/2001 24.6153846153846 20.2380108763889 8/10/2001 24.2307692307692 20.5773721475379 8/13/2001 23.6923076923077 20.4343665902814 8/14/2001 23.4923076923077 20.764844214361 8/15/2001 25.2615384615385 22.3612487745894 8/16/2001 24.8461538461539 21.8622982827243 8/17/2001 24.5538461538462 21.6030996780688 8/20/2001 24.2153846153846 21.1906607475855 8/21/2001 24.6538461538462 21.4645162372704 8/22/2001 24.1846153846154 21.4670887027193 8/23/2001 23.7230769230769 20.9885234768571 8/24/2001 23.9076923076923 20.9162383682633 8/27/2001 24.0769230769231 21.1050655614004 8/28/2001 23.4230769230769 20.765397543303 8/29/2001 23.1923076923077 20.5839488682927 8/30/2001 21.5384615384615 19.7043055594212 8/31/2001 19.9 20.0838947821651 9/3/2001 19.9 20.0838947821651 9/4/2001 20.6142857142857 20.6740188136018 9/5/2001 20.7214285714286 20.5973405002551 9/6/2001 20.8642857142857 20.8787522604854 9/7/2001 20.2 20.5997926007902 9/10/2001 20.5214285714286 20.7186587354424 9/11/2001 20.5214285714286 20.7186587354424 9/12/2001 20.5214285714286 20.7186587354424 9/13/2001 20.5214285714286 20.7186587354424 9/14/2001 20.5214285714286 20.7186587354424 9/17/2001 19.0357142857143 20.0165494332575 9/18/2001 17.5 18.8881696890049 9/19/2001 16.1785714285714 17.2746747131704 9/20/2001 15.4 16.8631478060885 9/21/2001 16.1285714285714 17.6740294481286 9/24/2001 15.1428571428571 16.7059904306551 9/25/2001 14.3285714285714 15.9092991207062 9/26/2001 14.0714285714286 15.5479450324656 9/27/2001 14.9285714285714 16.1201307268656 9/28/2001 16.1071428571429 17.3041036827507 10/1/2001 15.6428571428571 16.9767212894864 10/2/2001 15.3 17.1689836888007 10/3/2001 15.95 17.3251139719427 10/4/2001 16.9642857142857 18.3187264248345 10/5/2001 16.7 18.2038649059413 10/8/2001 17.1785714285714 18.2278204018969 10/9/2001 17.3428571428571 18.5118307247752 10/10/2001 18.5357142857143 19.4699527376984 10/11/2001 18.3857142857143 19.2890680159029 10/12/2001 18.1 19.3369644459217 10/15/2001 17.55 18.7029281222656 10/16/2001 17.7642857142857 19.1984610111238 10/17/2001 17.4 19.4577674583919 10/18/2001 16.4642857142857 18.7906987828135 10/19/2001 17.1428571428571 19.3618942005877 10/22/2001 17.5357142857143 19.967286203034 10/23/2001 17.7571428571429 20.2470644477713 10/24/2001 17.8214285714286 20.0242294589634 10/25/2001 19.5357142857143 21.4785990574156 10/26/2001 19.9428571428571 22.6015073810095 10/29/2001 19.8571428571429 22.5207749390706 10/30/2001 18.8214285714286 21.588836090456 10/31/2001 17.8913043478261 21.6734382273235 11/1/2001 17.3768115942029 21.909756097561 11/2/2001 16.9275362318841 21.2803156384505 11/5/2001 16.3695652173913 20.8173164355173 11/6/2001 15.7391304347826 20.6242161645146 11/7/2001 16.0507246376812 21.3687141718476 11/8/2001 16.463768115942 21.9264594293002 11/9/2001 16.4927536231884 22.6742413518253 11/12/2001 16.5144927536232 22.6811984696318 11/13/2001 16.6666666666667 22.9131308783676 Note: Peer group composite consists of SLB, BHI, BJS, WFT and SII. Source: Goldman Sachs

Historical Context of Proposed Settlement Accelerating new claim filings for unimpaired Large jury verdicts Increasing costs to resolve claims Began exploring global settlement in spring of 2002 Recognized benefits of bankruptcy process Pre-packaged plan limits time and impact of process

Settlement Terms Up to $2.775 billion cash* Up to $100 million in notes 59.5 million HAL shares Up to $700 million in insurance proceeds (assuming HAL recovers $2.3 billion) Discharge existing and future personal injury asbestos liabilities through 524(g) trust Permanent injunction which cannot be revoked Retain rights to all insurance proceeds up to $2.3 billion and any proceeds above $3.0 billion Costs Benefits * Includes $450 million payable on a subordinated basis in four years if pre-pack is filed but not completed.

Fund Trust Effective Date of Confirmed Plan Confirm Plan File Pre-Pack Approximately 6-8 Month Process Expected Process and Timeline Circulate Disclosure Statement / Vote

Ch. 11 Pre-pack Filing for DII and KBR Selected E&C subsidiaries to be filed as pre-packaged bankruptcies Only means to access 524(g) injunctive relief No customers, creditors, vendors, or employees impaired Reduced time in Chapter 11 Limited operational constraints Reduced outcome risk since deal is pre-negotiated

Section 524(g) of Bankruptcy Code Designed specifically by Congress for asbestos Court appointed future claimants' representative Settlement trust pays present and future claims Permanent injunction issued by the District Court in favor of certain non-debtor third parties Injunction, when final and non-appealable, is irrevocable

Selected Precedents

Complex Pre-Pack Filing Precedents
▪ First TWA
▪ Morrison Knudsen
▪ Payless Cashways
▪ Vista Properties

Complex 524(g) Precedents
▪ Celotex
▪ Eagle Picher
▪ Babcox & Wilcox

Combined Pre-Pack/524(g) Precedents
▪ Fuller-Austin
▪ Shook & Fletcher
▪ JT Thorpe

Non-Debtor Affiliates
▪ PPG Industries
▪ McDermott International
▪ Sealed Air Corporation

22

Stayed Claims 200,000 E & C 45,000 $2.0 Billion Excess Coverage Only $2.0 Billion Other Dresser 135,000 $2.1 Billion Harbison - Walker 148,000 Asbestos Claims and Related Insurance Outstanding Claims Insurance Coverage Booked Insurance Assets 328,000 $6.1 Billion $1.6 Billion Note: At September 30, 2002

Insurance Settlement structure allows maximization of insurance recovery $1.6 billion (nominal amount) currently recorded Proceeds will not be received until after conclusion of global settlement Amount of proceeds dependent on negotiation and litigation strategy Contractual rights to greater than $2.3 billion

Insurance Programs - Harbison-Walker 1963 1964 1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 Amount Collected 5.039 5.329 5.468 4.493 4.493 10 16.284 16.389 16.45 16.512 16.57 15.412 15.407 15.651 21.452 16.398 32.901 16.916 17.754 20.638 33.351 33.428 28.874 9.5 Coverage in Place Agreements 0.961 0.671 0.532 1.507 1.507 8.716 8.611 16.05 15.988 13.43 18.588 18.593 18.349 17.548 2.602 7.099 47.084 46.246 43.362 31.649 33.072 37.26 Coverage in Place Agreements 20 50 50 100 100 100 50 Coverage in Place Agreements 10 50 20 20 30 9.5 Coverage in Place Agreements 35 30 30 20 35 Coverage in Place Agreements 20 20 20 15 40.5 Other Policy Limits 17.5 10 20 20 20 20 20 10 10 10 15 50 50 Other Policy Limits 10 25 10 10 25 15 27.5 40.5 Other Policy Limits 5 5 10 10 5 10 10 9.5 Other Policy Limits 25 10 10 10 10 10 7 50 Other Policy Limits 10 10 10 50 3 50 Other Policy Limits 10 5 Other Policy Limits 15 5 Other Policy Limits 15 4 Other Policy Limits Coverage in Place Agreements 5 25 25 25 50 20 Other Policy Limits 5 25 25 25 40 45 Coverage in Place Agreements 25 5 25 Coverage Exhausted Coverage in Place Agreements Other Policy Limits $2.1 billion total insurance remaining $1.2 billion coverage in place agreements

Tax Benefits Total settlement cost deductibility creates significant long term tax asset U.S. cash taxes expected to be at 2% AMT rate until NOLs are fully utilized Advantage for acquisitions and/or surges in U.S. drilling activity

DII & Baroid Bonds Halliburton to continue to pay principal and interest on both bonds Baroid $139 million 8% senior notes due April 2003 Dresser $300 million 7.6% debentures due August 2096 Halliburton and DII expect to solicit consents related to pre-pack filing

Financial Position Cash $586 $586 $586 Asbestos Insurance Assets 1,588 1,600 2,300 Asbestos Liabilities 2,173 - - Total Debt 1,439 4,314 4,314 Shareholders' Equity 4,321 3,922 4,510 Total Debt to Capitalization 25% 52% 49% Net Debt to Capitalization 17% 48% 45% ($million) 9/30/02 $1.6 B lns $2.3 B lns Pro forma

Financing Objectives Maintain investment grade ratings throughout Pre-filing Complete solicitation Obtain interim financing Obtain DIP financing Obtain bridge commitment Post-filing Obtain permanent financing

Project Milestones Definitive settlement agreement Plan of reorganization Disclosure statement Balloting Financing commitments Pre-pack filing First day orders Plan confirmation Final non-appealable plan Permanent financing

Comparative P/E Multiples Source: First Call Earnings Estimates HAL SLB BHI Jan00-Jun01 Avg. 60.5 50.1 45.5 6/28/01 29 30 28 12/31/02 15 25 24

Hypothetical Valuation Framework Insurance Assumptions 10x EBITDA Multiple 14x EBITDA Multiple $0 $1.6 B $2.3 B $25 $28 $30 $38 $41 $43 Based on 2001 EBITDA ($1.6 billion), 9/30/02 net debt + $2.9 billion and 9/30/02 outstanding shares + 59.5 million

Key Issues and Considerations Claims due diligence Vote requirement Financing Potential delays Final confirmation Insurance recovery

Summary Highlights Asbestos issue to be permanently resolved Emergence of stronger franchise Compelling relative valuation

Analyst and Investor Meeting Q&A

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: January 13, 2003	By: /s/ MARGARET E. CARRIERE
Margaret E. Carriere Vice President and Secretary